                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

Structured  Asset  Mortgage  Investments  II  Inc.  (as  depositor  under  the
MortgageIT  Mortgage  Trust 2004-1  Indenture  dated as of September 30, 2004, providing  for,  inter alia,  the issuance of  Mortgage-Backed  Notes,  Series
2004-1)

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
---------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

           Delaware                    333-115122              33-0183252
(State or Other Jurisdiction of (Commission File Number)    (I.R.S. Employer
                                                           Identification No.)
        Incorporation)

383 Madison Avenue                                                10179
New York, New York                                             (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000

---------------------------------------------------------------------------------

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

For a description of the Notes and the Mortgage Loans, refer to the Indenture.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

             Exhibit No.      Description
             3.1              Amended and Restated Trust Agreement,  dated as of
                              September  30,  2004,   among   Structured   Asset
                              Mortgage   Investments  II,  Inc.,  as  Depositor,
                              Wilmington  Trust  Company,  as Owner  Trustee and
                              Wells  Fargo  Bank,   National   Association,   as
                              Certificate   Registrar  and  Certificate   Paying
                              Agent.

             Exhibit No.      Description
             4.1              Indenture  dated as of September  30, 2004,  among
                              MortgageIT   Mortgage  Trust  2004-1,  as  Issuer,
                              Deutsche   Bank   National   Trust   Company,   as
                              Indenture  Trustee and Wells Fargo Bank,  National
                              Association, as Securities Administrator

             Exhibit No.      Description
             99.1             Sale  and   Servicing   Agreement,   dated  as  of
                              September  30,  2004,   among   Structured   Asset
                              Mortgage   Investments   II  Inc.,  as  Depositor,
                              MortgageIT   Mortgage  Trust  2004-1,  as  Issuer,
                              Wells Fargo Bank, National Association,  as Master
                              Servicer and  Securities  Administrator,  Deutsche
                              Bank   National   Trust   Company,   as  Indenture
                              Trustee, and EMC Mortgage  Corporation,  as Seller
                              and Company.

             Exhibit No.      Description
             99.2             The Mortgage Loan Purchase Agreement,  dated as of
                              September 30,  2004,   between    EMC    Mortgage
                              Corporation,  as  Seller,  and  Structured  Asset
                              Mortgage Investments II Inc., as Purchaser.

---------------------------------------------------------------------------------

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STRUCTURED ASSET MORTGAGE INVESTMENTS
                                         II INC.

                                         By:    /s/ Baron Silverstein
                                         Name: Baron Silverstein
                                         Title:      Vice President

Dated:      October 20, 2004

                                EXHIBIT INDEX

                     Item 601(a) of      Sequentially
Exhibit              Regulation S-K      Numbered
Number               Exhibit No.         Description         Page

3.1                  Amended  and  Restated   Trust   Agreement,   dated  as  of
                     September  30,  2004,   among   Structured  Asset  Mortgage
                     Investments  II,  Inc.,  as  Depositor,   Wilmington  Trust
                     Company,  as Owner  Trustee and Wells Fargo Bank,  National
                     Association,   as  Certificate  Registrar  and  Certificate
                     Paying Agent.
---------------------------------------------------------------------------------
4.1                  Indenture dated as of September 30, 2004,  among MortgageIT
                     Mortgage  Trust 2004-1,  as Issuer,  Deutsche Bank National
                     Trust Company,  as Indenture  Trustee and Wells Fargo Bank,
                     National Association, as Securities Administrator.
---------------------------------------------------------------------------------
99.1                 Sale and  Servicing  Agreement,  dated as of September  30,
                     2004, among Structured Asset Mortgage  Investments II Inc., as Depositor,  MortgageIT Mortgage Trust 2004-1, as Issuer,
                     Wells Fargo Bank, National Association,  as Master Servicer
                     and Securities Administrator,  Deutsche Bank National Trust
                     Company,   as   Indenture   Trustee,   and   EMC   Mortgage
                     Corporation, as Seller and Company.
---------------------------------------------------------------------------------
99.2                 The Mortgage Loan Purchase Agreement, dated as of September 30,
                     2004,  between    EMC   Mortgage  Corporation,   as  Seller,
                     and   Structured   Asset  Mortgage  Investments  II   Inc.,
                     as Purchaser.
---------------------------------------------------------------------------------